                                                                  Exhibit 10.4



                             FIRST AMENDMENT TO THE
                           REVOLVING CREDIT AGREEMENT

       This FIRST AMENDMENT, dated as of June 28, 2000 (the "AMENDMENT") is by and among AMERICAN RESTAURANT GROUP, INC. ("ARG"), the subsidiaries of ARG listed on the signature pages hereto (such subsidiaries collectively referred to herein as the "SUBSIDIARIES" and such Subsidiaries together with ARG collectively referred to herein as the "BORROWERS"), the financial institutions that are or may become party thereto (the "BANKS"), FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), as agent (the "AGENT") for itself and the Banks.

       WHEREAS, the Borrowers, the Agent and the Banks are party to that certain Revolving Credit Agreement, dated as of February 25, 1998 (as amended, restated, modified or supplemented and in effect from time to time, the "CREDIT AGREEMENT"); and

       WHEREAS, ARG has entered into a transaction pursuant to which ARG is selling all non-Black Angus restaurant concepts to NBACo, Inc., including but not limited to, Grandy's, Inc., ("Grandy's"), Spectrum Foods, Inc. ("Spectrum"), Spoons Restaurants, Inc. ("Spoons") and Local Favorite, Inc. ("Local", and collectively with Grandy's, Spectrum and Spoons, the "NBACo Borrowers") (the "Transaction") and in connection therewith the Borrowers have requested that the Agent and the Banks consent to the Transaction and release the NBACo Borrowers from their Obligations under the Credit Agreement; and

       WHEREAS, the Borrowers, the Agent and the Banks, subject to the terms and conditions hereof, have agreed to amend the Credit Agreement as set forth herein, and the Banks have agreed to consent to the Transaction and to release the NBACo Borrowers from their Obligations under the Credit Agreement and the other Loan Documents;

       NOW, THEREFORE, the Borrowers, the Agent, and the Banks hereby agree as follows:

       Section 1. DEFINED TERMS. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

       Section 2. AMENDMENTS TO THE CREDIT AGREEMENT. The Borrowers, the Agent and the Banks hereby agree to amend the Credit Agreement as follows:

       (a) The following new definition is inserted following the definition of "APM":

              "ARG TERRA.  ARG Terra, Inc., a Delaware corporation."

       (b) The definition of "Borrowers" is hereby deleted in its entirety and replaced with the following new definition:

              "BORROWERS.  Collectively, ARG, AEI APM, and ARG Terra."

       (c) The definition of "Revolving Credit Loan Maturity Date" is hereby deleted in its entirety and replaced with the following new definition:

              "REVOLVING CREDIT LOAN MATURITY DATE.  June 30, 2002."

       (d) Section 4.1.1 of the Credit Agreement is hereby amended by deleting the words "shall not exceed $10,000,000" and replacing them with the words "shall not exceed $7,000,000".

       (e) Section 9.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of Section 9.1(e) thereof, and (ii) deleting the period at the end of Section 9.1(f) thereof and replacing it with "; and", and (iii) inserting the following new Section 9.1(g):

              "(g)   other unsecured Indebtedness in an aggregate amount
       not to exceed $5,000,000 at any time."

       (f) Section 10.1 of the Credit Agreement is amended by deleting the table set forth therein and inserting in place thereof the following new table:

                   -------------------------------------------------
                                 Period                     Ratio
                   -------------------------------------------------
                    Beginning of second fiscal            1.20:1.00
                    quarter, 2000 - fourth fiscal
                    quarter, 2000
                   -------------------------------------------------
                    Beginning of first fiscal             1.30:1.00
                    quarter, 2001 - fourth fiscal
                    quarter, 2001
                   -------------------------------------------------
                    Thereafter                            1.35:1.00
                   -------------------------------------------------


       (g) Section 10.2 of the Credit Agreement is amended by deleting the table set forth therein and inserting in place thereof the following new table:

                   -------------------------------------------------
                                 Period                     Ratio
                   -------------------------------------------------
                    Beginning of second fiscal            1.60:1.00
                    quarter, 2000 - fourth quarter,
                    2001
                   -------------------------------------------------
                    Thereafter                            1.75:1.00
                   -------------------------------------------------

       (h) Section 10.3 of the Credit Agreement is amended by deleting the table set forth therein and inserting in place thereof the following new table:

                   -------------------------------------------------
                                 Period                     Ratio
                   -------------------------------------------------
                    Beginning of second fiscal            4.50:1.00
                    quarter, 2000 - fourth fiscal
                    quarter, 2001
                   -------------------------------------------------
                    Thereafter                            4.25:1.00
                   -------------------------------------------------

       (i) The SCHEDULE 1 attached to the Credit Agreement is hereby deleted in its entirety and replaced with the new SCHEDULE 1 attached hereto as EXHIBIT A.

       Section 3. LIMITED WAIVER. The Borrowers have advised the Agent and the Banks that they have failed to comply with the covenants set forth in Section
10.3 of the Credit Agreement for
the fiscal periods ending December 27, 1999 and March 27, 2000, and have requested that the Agent and the Majority Banks waive such non-compliance. Upon the effectiveness of this Amendment, the Agent and the Majority Banks hereby waive compliance with the provisions of Section 10.3 of the Credit Agreement solely for the fiscal periods ending December __, 1999 and March 27, 2000. The waiver given herein is limited strictly to its terms and shall apply only to the specific provisions described herein. The waiver contained herein shall not extend to or affect any other obligations of the Borrowers and their Subsidiaries contained in the Credit Agreement or any other Loan Documents and shall not impair or prejudice any rights consequent thereon.

       Section 4. CONSENT TO TRANSACTION. Pursuant to Section 9.5.2 of the Credit Agreement, the Agent and the Majority Banks hereby give their consent to the sale of assets contemplated by the Transaction.

       Section 5. RELEASE OF BORROWERS. Subject to the completion of the Transaction, the Agent and the Banks hereby agree (i) to release each NBACo Borrower from all of its Obligations under the Credit Agreement and the other Loan Documents, and (ii) to direct the Collateral Agent to release all Collateral of each NBACo Borrower subject to a security interest.

       Section 6. AGENCY ACCOUNT AGREEMENT. Each Remaining Borrower agrees to enter into a new Agency Account Agreement with Union Bank of California, N.A. in accordance with the provisions of 8.14.1 of the Credit Agreement within fifteen
(15) Business Days of the date of this Amendment.

       Section 7. CONTINUED VALIDITY OF CREDIT AGREEMENT; AFFIRMATION OF THE REMAINING BORROWERS. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect, and each of ARG, ARG Terra, ARG Enterprises, Inc. and ARG Property Management Corporation (collectively, the "Remaining Borrowers" and each individually a "Remaining Borrower") reaffirms the continued validity of the Credit Agreement as amended on the date hereof. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Indenture, the Intercreditor Agreement, any Loan Document or any other agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby. Each of the Remaining Borrowers hereby affirms its joint and several, absolute and unconditional promise to pay to each Bank and the Agent the Loans and all other amounts due under the Notes and the Credit Agreement as amended hereby, at the times and in the amounts provided for therein. Each of the Remaining Borrowers confirms and agrees that the obligations of the Remaining Borrowers to the Banks and the Agent under the Credit Agreement as amended hereby are secured by the Security Documents.

       Section 8. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants to the Banks and the Agent as follows:

              (a)    REPRESENTATIONS AND WARRANTIES IN THE CREDIT AGREEMENT.
       The representations and warranties as set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof. All such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety, except for representations and warranties expressly stated to relate to a specific date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

              (b) AUTHORITY, NO CONFLICTS, ETC. The execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby (i) are within the corporate powers of the Borrowers and have been duly authorized by all necessary corporate action on the part of the Borrowers, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any creditor of any of the Borrowers, or any other person, association or entity, (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which any of the Borrowers is named, or any provisions of the charter documents of any of the Borrowers, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which any of the Borrowers is a party or by which any of the Borrowers or any of their properties is bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any of the Borrowers.

              (c) ENFORCEABILITY OF OBLIGATIONS. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Remaining Borrowers, enforceable against the Remaining Borrowers, in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization moratorium or other laws affecting creditor's rights generally and subject to general principles of equity regardless of whether considered in a proceeing in equity or at law.

       Section 9. NO WAIVER. Except as set forth in Sections 3 and 4 hereto, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Remaining Borrowers or any right of the Agent or any Bank consequent thereon.

       Section 10. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.

       Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

       Section 12. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

       Section 13. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the date hereof upon receipt by the Agent of (a) counterparts of this Amendment duly executed by each of the Borrowers, the Agent and the Banks, and (b) an amendment fee in the amount of $30,000.

       Section 14. EXPENSES. The Remaining Borrowers hereby jointly and severally agree to pay to the Agent, on demand by the Agent all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment and Release to be executed by their duly authorized officers as of the date first set forth above.

                                   AMERICAN RESTAURANT GROUP, INC.


                                   By: /s/ Patrick J. Kelvie
                                      --------------------------------
                                   Name: Patrick J. Kelvie
                                   Title: Vice President

                                   ARG ENTERPRISES, INC.


                                   By: /s/ Patrick J. Kelvie
                                      --------------------------------
                                   Title: Vice President



                                   ARG PROPERTY MANAGEMENT CORPORATION


                                   By: /s/ Patrick J. Kelvie
                                      --------------------------------
                                   Title: Vice President

                                   ARG TERRA, INC.


                                   By: /s/ Patrick J. Kelvie
                                      --------------------------------
                                   Title: Secretary


                                   GRANDY'S, INC.



                                   By: /s/ Ken A. Di Lillo
                                      --------------------------------
                                   Title: Treasurer

                                   SPECTRUM FOODS, INC.



                                   By:/s/ Ken A. Di Lillo
                                      --------------------------------
                                   Title: Treasurer


                                   SPOONS RESTAURANTS, INC.



                                   By: /s/ Ken A. Di Lillo
                                      --------------------------------
                                   Title: Treasurer


                                   LOCAL FAVORITE, INC.



                                   By: /s/ Ken A. Di Lillo
                                      --------------------------------
                                   Title: Treasurer


                                   FLEET NATIONAL BANK
                                   (f/k/a BankBoston, N.A.),
                                   individually and as Agent


                                   By: /s/ Thomas P. Tansi
                                      --------------------------------
                                   Thomas P. Tansi, Director

                                     SCHEDULE 1

                               BANKS AND COMMITMENTS

--------------------------------------------------------------------------------

                                               COMMITMENT      REVOLVING CREDIT
                    BANK                       PERCENTAGE         COMMITMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FLEET NATIONAL BANK                              100%            $12,000,000
 Domestic and Eurodollar Lending Office:
 100 Federal Street
 Boston, MA 02110
 Attn:  Thomas P. Tansi

--------------------------------------------------------------------------------
 TOTAL:                                           100%            $12,000,000
--------------------------------------------------------------------------------